INCOME TAX EXPENSE	6 Months Ended
Jun. 30, 2021
Income Tax [Abstract]
INCOME TAX EXPENSE
10 ■ Income Tax Expense

	For the three months ended June 30		For the six months ended June 30
	2021	2020	2021	2020
Current	$237	$222	$502	$474
Deferred	106	36	215	170
	$343	$258	$717	$644

Income tax expense was $717 million for the six months ended June 30, 2021 (2020: $644 million). The unadjusted effective income tax rate for the six months ended June 30, 2021 was 32% of the income before income taxes.
The underlying effective income tax rate on ordinary income for the six months ended June 30, 2021 was 27% after adjusting for the impact of net impairment reversals; the impact of deferred taxes at Hemlo; the impact of the sale of our Lagunas Norte mine; the impact of tax reform measures in Argentina; the impact of foreign currency translation losses on deferred tax balances; the impact of non-deductible foreign exchange losses; the impact of the Porgera mine being placed on care and maintenance; and the impact of other expense adjustments.

Currency Translation
Deferred tax balances are subject to remeasurement for changes in currency exchange rates each period. This is required in countries where tax is paid in local currency and the subsidiary has a different functional currency (e.g. US dollars). The most significant balances relate to Argentine and Malian net deferred tax liabilities. In the six months ended June 30, 2021, a deferred tax expense of $26 million (2020: $1 million deferred tax recovery) primarily arose from translation losses on tax balances in Argentina and Mali, respectively, due to the weakening of the Argentine peso and the West African CFA franc against the US dollar. These net translation losses are included within deferred income tax expense.

Withholding Taxes
For the six months ended June 30, 2021, we have recorded $16 million (2020: $13 million related to the United States) of dividend withholding taxes related to the undistributed earnings of our subsidiaries in Argentina and the United States.

Nevada Gold Mines
Nevada Gold Mines is a limited liability company treated as a flow through partnership for US tax purposes. The partnership is not subject to federal income tax directly, but each of its partners is liable for tax on its share of the profits of the partnership. As such, Barrick accounts for its current and deferred income tax associated with the investment (61.5% share) following the principles in IAS 12. Nevada Gold Mines is also subject to Net Proceeds of Minerals tax in Nevada, which is included on a consolidated basis in the Company's consolidated statements of income.

Nevada Mining Excise Tax
A new mining excise tax applied to gross proceeds became effective on July 1, 2021 following the passing of Assembly Bill 495 at the Nevada Legislative Session ended on May 31, 2021. The new excise tax is a tiered tax, with a highest rate of 1.1% and first payment expected in April 2022.
The bill does not take into consideration expenses or costs incurred to generate gross proceeds, therefore, this tax will be treated as a gross receipts tax and not as a tax based on income subject to IAS 12. As a result, this new tax will be reported as a component of cost of sales and not as an income tax expense.

Argentina Deferred Taxes
On June 16, 2021, Argentina enacted a law increasing its corporate tax rate from 30% to 35% for 2021 and thereafter. This law supersedes previous legislation that was expected to enforce a corporate tax rate of 25% for 2021. In addition, the dividend withholding tax was decreased from 13% to 7% for 2021 and thereafter.
A deferred tax expense of $72 million was recorded in the second quarter of 2021 as a result of these tax reform measures.